                                                                    EXHIBIT 10.8

                             AMENDED AND RESTATED

                         PARTNERS' OPERATING AGREEMENT
                         -----------------------------

     THIS AMENDED AND RESTATED PARTNERS' OPERATING AGREEMENT (this "Agreement") is entered into as of the 1st day of April, 1996, among DIAMOND TECHNOLOGY PARTNERS, INC., an Illinois corporation (the "Company") and certain individuals designated by the Company or any "Affiliate" (as defined in Section 1.1(f) hereof) as a "Partner;" said individuals and all other persons who may hereafter be designated by the Company or any Affiliate as "Partners" pursuant to the provisions hereof, are referred to herein collectively as the "Partners" and individually as a "Partner."

                                  WITNESSETH:

     WHEREAS, the parties to this Agreement entered into that certain Partners' Operating Agreement dated as of March 22, 1994, which was amended by: (i) a certain First Amendment to Diamond Technology Partners, Inc. Partners' Operating Agreement dated June 24, 1994; (ii) a certain Second Amendment to Diamond Technology Partners, Inc. Partners' Operating Agreement dated as of November 30, 1994; and (iii) a certain Third Amendment to Diamond Technology Partners, Inc. Partners' Operating Agreement dated as of April 27, 1995 (collectively, the "Prior Partners' Operating Agreement"), whereby the parties established a set of procedures relating to the utilization of the combined voting power of the Partners' shares of stock of the Company, including internal governance and compensation provisions to be realized through the strength of said combined voting power and whereby the parties granted a proxy to the person holding the position of Chairman of the Board and Chief Executive Officer of the Company and provided for the selection of any successors to such Chief Executive Officer ("CEO");

     WHEREAS, the parties to this Agreement and various other shareholders of the Company entered into that certain Voting and Stock Restriction Agreement dated as of March 22, 1994, which was amended by: (i) a certain Amendment to Voting and Stock Restriction Agreement dated as of March 22, 1994; (ii) a certain Amendment Number Two to Voting and Stock Restriction Agreement dated as of November 30, 1994; and (iii) a certain Amendment Number Three to Voting and Stock Restriction Agreement dated as of April 27, 1995 (collectively the "Prior Voting Agreement");

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Prior Voting Agreement is being amended and restated in its entirety, to provide, among other things, for the incorporation therein of the provisions relating to the grant of the proxy to the CEO (the "Voting Agreement");

     WHEREAS, a Delaware company has been, or will be, organized by the shareholders of the Company to own the stock of, and to provide certain management services for, the Company and other possible Affiliates; and

     WHEREAS, the parties wish to amend each of the aforementioned agreements, and, in light of the agreements having already been amended several times, now wish to amend and restate the Prior Partners' Operating Agreement in its entirety, to eliminate certain provisions that will be incorporated into the Voting Agreement and to modify the Prior Partners' Operating Agreement to incorporate the new company structure resulting from the reincorporation and the formation of a wholly owned subsidiary;

     NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                 SUCCESSOR CEO
                                 -------------

1.1. Selection of Successor.
     ----------------------

  Upon any CEO of the Company ceasing to hold the office of CEO as determined according to the terms of the Voting Agreement, his or her successor shall be selected by means of the following procedures, which shall be conducted as expeditiously as possible as soon as the occasion shall arise:

          (a) The Management Committee of the Partners (as constituted pursuant to Section 2.1 hereof), by vote of a majority of its members, shall slate six Partners for election of three of them to a "CEO Nominating Committee," to consist of three Partners;

          (b) The Partners shall vote on the six nominees, and the three receiving the highest number of votes shall constitute the CEO Nominating Committee;

          (c) The CEO Nominating Committee, by vote of a majority of its members, shall select a Partner as its nominee (who may, if said committee so desires, be the incumbent CEO) and shall propose such nominee to the Partners;

          (d) The Partners, by the affirmative vote of a simple majority of the Partners, may approve the nominee who shall thereby become the holder of the proxy granted under the Voting Agreement; however, if they shall fail to approve the nominee, the entire procedure set forth in this Section 1.1 shall be repeated, beginning with the slating and election of a new CEO Nominating Committee;

          (e) The nominee shall be submitted to the Board of Directors of the Company (the "Board of Directors"), which shall vote on his or her election as CEO. The Board of Directors shall only consider nominations for CEO pursuant to the procedures provided in this Section 1.1. It is intended and understood that each person selected under the foregoing procedures to be the successor CEO shall become the successor holder of the proxy granted under the Voting Agreement; and

             (f) The CEO of the Company, and each successor CEO, shall also be submitted to the Board of Directors of each Affiliate (as defined in this Section), which shall vote on his or her election as CEO of the Affiliate (or such other position of comparable authority). The CEO of each Affiliate shall be deemed to have resigned from that position upon his or her resignation or removal as the CEO of the Company. For purposes of this Agreement, the term "Affiliate" shall mean any affiliate, subsidiary, or parent of, or any other entity controlling, controlled by, or under common control of, the Company.

        1.2. Removal of CEO.
             --------------

             Notwithstanding the foregoing, the present CEO shall be subject to removal by the Board of Directors from said position at any time after the effective date (the "IPO Date") of the registration statement filed under the Securities Act of 1933 (as amended), in connection with the first public offering of securities of the Company, and each subsequent CEO shall be subject to removal at any time -- i.e., shall be required to resign as CEO and to assign the proxy to a successor pursuant to the Voting Agreement, who shall be selected in accordance with Section 1.1 hereof -- in the event that either of the following shall occur:

               (a) if the Management Compensation Committee (as constituted pursuant to Article II hereof) shall have sent to the Partners a proposal to initiate the CEO nominating process, and the proposal is approved by the affirmative vote of two-thirds (2/3) of the total number of Partners; or

               (b) if an annual compensation plan, as presented to the Partners pursuant to Article III hereof, is not approved by at least seventy percent (70%) of the Partners, pursuant to Section 3.6.

1.3.    Retention of Present CEO.
        ------------------------

        Each Partner hereby promises and agrees that, subject to the provisions of the Voting Agreement relating to the CEO ceasing to hold office, the present CEO shall continue to hold such office until the sixth (6th) anniversary date of the IPO Date. Accordingly, each Partner elected to the Board of Directors shall vote to elect and retain the present CEO in such position until the IPO Date. Further, each Partner elected to the Board of Directors of any Affiliate shall also vote to elect and retain the present CEO as the CEO (or such other position of comparable authority) of the Affiliate until the IPO Date.

                                  ARTICLE II
                                  ----------

                              COMMITTEE STRUCTURE
                              -------------------

     2.1. Management Committee.
          --------------------

          There shall be a "Management Committee," consisting of the CEO and Partners appointed to the Management Committee by the CEO (each of whom shall be appointed for an indefinite term and who may be removed from such position at any time by the CEO). The Management Committee is a committee of the Partners and may take any action within its authority for the Company and any of the Affiliates.

  2.2.  Management Compensation Committee and Nominating Committee.
        ----------------------------------------------------------

          In addition to the CEO Nominating Committee and the Management Committee, there shall be a "Management Compensation Committee" and a "Nominating Committee," each consisting of three Partners. For each position to be filled on one of such committees, the Management Committee shall nominate three candidates; the Partners shall vote on the three nominees, and the Partner receiving the highest number of votes shall be deemed elected to the committee. Members of each of these committees shall be elected for staggered terms of three years each, with one member elected each year (except for the three initial members of the committee, who shall be elected for terms of one, two, and three years, respectively, with the Partner receiving the most votes deemed elected to the longest term). No Partner may serve consecutive terms on either of these committees, no Partner may serve simultaneously on both committees, and the CEO may not serve on either committee. Each committee can have, at most, one member of the Management Committee as a member of the committee. In case of tie votes, or of the death of a Partner or the inability of a Partner to continue to serve or his or her resignation from a committee or the Company, the CEO shall break the tie or specify the replacement for such Partner.

     2.3. Duties of Nominating Committee.
          ------------------------------

          (a) The Nominating Committee's objectives are to screen thoroughly all new Partner candidates for the Company and any Affiliates, and to present those it deems appropriate to the Partners for a vote of admittance. The Nominating Committee will work within the guidelines presented by the Management Committee regarding the need for and limitations to the number of new Partners.

  (b) A new Partner will be admitted when he or she has the endorsement of the Nominating Committee and the affirmative vote of eighty percent (80%) of the Partners, at which time he or she shall be submitted for election by the Board of Directors as an officer of the Company or the Affiliate employing such Partner, as the case may be; provided, however, that no person shall be deemed to have become a "Partner" for purposes of this Agreement until such person shall have executed a written agreement in which he or she agrees to be subject to all of the provisions hereof and to accept, assume and perform all of the duties and obligations of a Partner hereunder.

     2.4. Duties of Management Committee.
          ------------------------------

          (a) The Management Committee will review all new proposals, new work, new contracts and proposed new client relationships for the Company and any Affiliates. The Management Committee shall have the sole authority to accept new work and make all decisions regarding staffing. Additionally, no new client relationships will be initiated without approval of the Management Committee and the assignment of a client director.

  (b) On an annual basis, the Management Committee will be responsible for the preparation of a strategic update and an operating plan for each of the Company and any of the Affiliates, as necessary. These documents will be presented at a full Partners' meeting for discussion and comment. They will then be presented to the Board of Directors of the Company for approval.

     2.5. Other Duties.
          ------------

          (a) Any Partner may be removed from his or her position as a Partner and have his or her employment relationship with the Company and/or an Affiliate terminated, at any time and without any reason or cause or the need to assert or demonstrate any reason or cause, if the CEO shall recommend such removal and termination and if the recommendation shall be approved by the affirmative vote of at least two-thirds (2/3) of the members of the Management Compensation Committee and by all of the members (other than such Partner, if a member) of the Management Committee.

          (b) The functions of the Management Compensation Committee, and related functions of the other committees, are set forth in Article III, below.

                                  ARTICLE III

                           ANNUAL COMPENSATION PLAN
                           ------------------------

     3.1. Aggregate Compensation.
          ----------------------

          At the beginning of the last quarter of each fiscal year, the CEO and the Management Committee shall commence deliberations and determine recommendations concerning the aggregate amount of bonuses (if any) and the aggregate number of stock options (if any) to be granted to all employees, based on their performance during said fiscal year, and the aggregate amount of base compensation to be payable to all employees for the coming fiscal year. The CEO and the Management Committee shall send the recommendations to the Board of Directors of the Company and each of the Affiliates (as applicable).

     3.2. Board of Directors Approval.
          ---------------------------

          The Board of Directors of the Company and each of the Affiliates (as applicable), after receiving such recommendation, shall make a decision regarding these aggregate amounts. If such Boards of Directors (or their respective Compensation Committee) shall have approved the recommendation, it shall be sent to the Management Committee; if it shall not approve the recommendation, the matter shall be referred back to the CEO and the Management Committee, and the entire procedure shall re-commence.

     3.3. Allocations to Partners.
          -----------------------

          (a) The Management Committee, after the Board of Directors has approved the aggregate recommendations, shall recommend specific allocations to individual Partners of the aggregate amounts of bonuses, options and base compensation set forth in the recommendations, and shall refer the matter to the Management Compensation Committee.

  (b) The Management Compensation Committee, after receiving the recommendations, shall make a decision thereon:

             (i) If it approves the recommendations, it shall submit the recommendations to the Partners for approval; or

             (ii) If it shall not approve the recommendations, it shall refer the matter back to the Management Committee.

     3.4. Approval by Partners.
          --------------------

          If, after receiving the recommendations, at least seventy percent (70%) of the Partners shall approve them, the recommendations shall be referred to the Board of Directors of the Company and the Affiliates (as applicable) for final approval; if fewer than seventy (70%) of the Partners shall approve the recommendations, the matter shall be referred back to the CEO and the Management Committee (under Section 3.1 of this Agreement) and, subject, in the case of recommendations made after the IPO Date, to the implementation of the removal procedures set forth in Section 1.2 hereof, the entire process of this Article III shall be repeated until concluded.

     3.5. Implementation.
          --------------

          The recommendations shall be implemented if approved by the Board of Directors of the Company and each of the Affiliates (as applicable). The recommendations shall apply to the Company and each of the Affiliates (as applicable).

                                  ARTICLE IV
                                  ----------

PARTNERS' COMPENSATION PROGRAM
------------------------------

4.1. Adoption of Program.
     -------------------

  The Partners' hereby adopt the compensation program (the "Program"), substantially in the form attached as Exhibit A hereto, and shall hold all shares of common stock, no par value, of the Company (including all shares of common stock, no par value, of Company owned by such Partner, and any other shares of stock or other voting securities, of any class or series, of Company, of any Affiliate, or of any entity into or with which Company or any Affiliate may be merged or consolidated, that the Partner may hereafter acquire by any means from Company, any Affiliate or from any other person or entity, including shares issued as stock dividends or pursuant to any recapitalization or reorganization, and shares issued in exchange for such shares in any merger, consolidation, reorganization, or transfer or exchange of assets, of Company or any Affiliate, and any options, warrants, or other rights to acquire any such common stock; collectively, the "Common Stock") subject to the terms of the Program.

4.2. Amendment.
     ---------

  Except as may be provided in the Program, the Program may be amended from time to time by recommendation of the Management Committee and the Management Compensation Committee to the Board of Directors and by action of the Board of Directors, subject to approval of a majority of all of the Partners. All of the Partners agree to be bound by the terms of any amendments to the Program approved according to the foregoing procedures.

                                   ARTICLE V
                                   ---------

DEFERRED COMPENSATION PLAN
--------------------------

     The Deferred Compensation Plan that was instituted for certain Partners pursuant to the Prior Partners' Operating Agreement is hereby terminated in all respects. The Deferred Credits (as defined under the Prior Partners' Operating Agreement) accrued for the benefit of each Partner who joined the Company (or any Affiliate) prior to February 28, 1995, plus an amount equal to interest on the undistributed portion thereof, compounded annually, at a rate equal to the floating "prime rate" as announced from time to time by American National Bank and Trust Company of Chicago (and adjusted for changes at the time of each announced change in such rate), shall be payable by the Company to such Partner pursuant to the recommendations of the Management Committee to the Board of Directors and by action of the Board of Directors.

ARTICLE VI
----------

                                 MISCELLANEOUS
                                 -------------

     5.1. Stock Issuances to Employees.
          ----------------------------

          The Company promises and agrees not to grant, issue or sell any shares of the Common Stock:

                (a) to any person seeking to become a Partner until such person shall have adopted this Agreement as if he or she was an original party hereto; and

                (b) to any person who is an employee of the Company (including any person seeking to become a Partner), or as an inducement to a person to become an employee of the Company, until such person shall have adopted the Voting Agreement as if he or she was an original party thereto.

5.2. Affiliates.
     ----------

     The Partners and the Company agree to use their best efforts to cause each Affiliate of the Company, now or hereafter existing, to adopt this Agreement as if such entity was an original party hereto.

     5.3. Termination.
          -----------

  This Agreement shall terminate upon the dissolution of the Company or at such earlier time as only one Partner owns Common Stock.

     5.4. Amendment.
          ---------

          This Agreement may be amended in any manner by a written instrument duly executed by the Company and all of the Partners.

     5.5. Successors and Assigns.
          ----------------------

          All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and assigns.

     5.6. Severability.
          ------------

          If any portion or provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions hereof shall nevertheless be deemed valid, enforceable and carried into effect, unless the effect thereof would clearly violate the manifest present intention of the parties hereto.

     5.7. Governing Law.
          -------------

          This Agreement shall be subject to and governed by the laws of the State of Illinois irrespective of the fact that any of the parties hereto may be or become a resident of a different state.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Amended and Restated Partners Operating Agreement to be executed as of the date first written above.

DIAMOND TECHNOLOGY
PARTNERS, INC.

By:
   ----------------------------------
Title:
      -------------------------------

PARTNERS:

/s/ Anthony L. Abbattista
------------------------------------
Anthony L. Abbattista

/s/ Melvyn E. Bergstein
------------------------------------
Melvyn E. Bergstein

/s/ Laura M. Bestor
------------------------------------
Laura M. Bestor

/s/ Karl E. Bupp
------------------------------------
Karl E. Bupp

/s/ Michael J. Connolly
------------------------------------
Michael J. Connolly

/s/ Craig D. Elderkin
------------------------------------
Craig D. Elderkin

/s/ Elwood G. Forsythe
------------------------------------
Elwood G. Forsythe

/s/ Adam J. Gutstein
------------------------------------
Adam J. Gutstein

/s/ Carl J. Hugener
------------------------------------
Carl J. Hugener

/s/ Jay R. Kingley
------------------------------------
Jay R. Kingley

/s/ Chapman H. Kistler
------------------------------------
Chapman H. Kistler

/s/ Alan A. Matsumura
--------------------------------
Alan A. Matsumura

/s/ James V. McGee
--------------------------------
James V. McGee

/s/ Michael E. Mikolajczyk
--------------------------------
Michael E. Mikolajczyk

/s/ Christopher J. Moffitt
--------------------------------
Christopher J. Moffitt

/s/ James W. Niland
--------------------------------
James W. Niland

/s/ Michael J. Palmer
--------------------------------
Michael J. Palmer

/s/ Bruce R. Quade
--------------------------------
Bruce R. Quade

/s/ David M. Rappaport
--------------------------------
David M. Rappaport

/s/ Mark E. Siefertson
--------------------------------
Mark E. Siefertson

/s/ Kirk E. Siefkas
--------------------------------
Kirk E. Siefkas

/s/ Martha J. Silva
--------------------------------
Martha J. Silva

/s/ James C. Spira
--------------------------------
James C. Spira

/s/ Ronald V. Coughlin
--------------------------------
Ronald V. Coughlin